Exhibit 99.2

Dana Corporation Second-Quarter 2005 Conference Call July 20, 2005 (c) Dana Corporation, 2005 Certain statements contained in this presentation constitute "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements represent Dana's expectations based on our current information and assumptions. Forward-looking statements are inherently subject to risks and uncertainties. Dana's actual results could differ materially from those that are anticipated or projected due to a number of factors. These factors include national and international economic conditions; adverse effects from terrorism or hostilities; the strength of other currencies relative to the U.S. dollar; increases in commodity costs, including steel, that cannot be recouped in product pricing; our ability and that of our customers to achieve projected sales and production levels; the continued availability of necessary goods and services from our suppliers; competitive pressures on our sales and pricing; the success of our cost reduction, cash management, and long-term transformation programs, and our U.S. tax loss carryforward utilization strategies; and other factors set out in our public filings with the Securities and Exchange Commission. Dana does not undertake to update any forward- looking statements in this presentation.

Agenda Second-Quarter Overview Mike Burns Highlights Operational review Market outlook Detailed Financial Review Bob Richter Second-quarter results 2005 guidance Wrap-Up Mike Burns (c) Dana Corporation. Dated July 20, 2005.

Financial Overview ($ Millions, except per share data) (c) Dana Corporation. Dated July 20, 2005. 2005 2004 Second Quarter 2005 2004 Six Months * Non-GAAP measure

Cumulative Net New Business ($ Millions) Note: Estimates based on Dana's review of the projected production schedules of our customers. ASG HVTSG 2005 2006 2007 Pluses Minuses Net $505M vs. 2004 Net $395M vs. 2005 Net $445M vs. 2006 (c) Dana Corporation. Dated July 20, 2005. Slide contains forward-looking information. Actual results may differ materially. See cautionary statement on Slide 1. $1.3 billion in incremental new business: $215 million added since Q1

Net New Business Highlights 2005 - 2007 Others 0.8 Traditional Big 3 0.2 Non-North America 0.7 North America 0.3 (c) Dana Corporation. Dated July 20, 2005. Slide contains forward-looking information. Actual results may differ materially. See cautionary statement on Slide 1.

Customer Diversification (As a % of Revenue) (c) Dana Corporation. Dated July 20, 2005. Slide contains forward-looking information. Actual results may differ materially due to factors discussed on Slide 1. 11 2003 2004 2005 Trend Traditional Big 3 0.48 0.44 0.38 Others 0.52 0.56 0.62

Leading Steel Indicators (c) Dana Corporation. Dated July 20, 2005. 1/1/2003 2/1/2003 3/1/2003 4/1/2003 5/1/2003 6/1/2003 7/1/2003 8/1/2003 9/3/2003 10/1/2003 11/1/2003 12/1/2003 1/4/2004 2/4/2004 3/4/2004 4/4/2004 5/4/2004 6/4/2004 7/4/2004 8/4/2004 9/4/2004 10/1/2004 11/1/2004 12/1/2004 1/6/2005 2/1/2005 3/1/2005 4/1/2005 5/1/2005 6/1/2005 7/1/2005 Moly 3.63 3.74 4.62 5.2 5.2 5.77 5.82 5.6 5.84 6.25 6.25 6.25 8.56 9.13 9.53 13.69 14.5 16.07 17 18.09 18.27 19.5 25 29.1 37.1 33.87 36.33 38 39 41.37 39.8 1/1/2003 2/1/2003 3/1/2003 4/1/2003 5/1/2003 6/1/2003 7/1/2003 8/1/2003 9/1/2003 10/1/2003 11/1/2003 12/1/2003 1/1/2004 2/1/2004 3/1/2004 4/4/2004 5/4/2004 6/4/2004 7/4/2004 8/4/2004 9/1/2004 10/1/2004 11/4/2004 12/4/2004 1/5/2005 2/5/2005 3/5/2005 4/1/2005 5/5/2005 6/5/2005 7/5/2005 Nickel 365.17 406.25 397.38 377.72 395.63 424.56 427.68 454.67 482.62 530.81 574.1 655.26 720.75 714.31 650.28 615.29 532.52 638.94 705.77 646.11 630.61 679.95 662.3 625.13 685 720 766 760 804 794 713 J-01 F-01 M-01 A-01 M-01 J-01 J-01 A-01 S-01 O-01 N-01 D-01 J-02 F-02 M-02 A-02 M-02 J-02 J-02 A-02 S-02 O-02 N-02 D-02 J-03 F-03 M-03 A-03 M-03 J-03 J-03 A-03 S-03 O-03 N-03 D-03 J-04 F-04 M-04 A-04 M-04 J-04 J-04 A-04 S-04 O-04 N-04 D-04 1/5/2005 2/5/2005 3/5/2005 A-05 M-05 j 05 J 05 Average 3 Cities 105.4 93 97.8 98.9 99.9 102 107.5 108.1 108.1 101.3 86.9 86.5 89.3 94.8 97.2 107.5 121.2 126 129.1 135.3 140.1 136.6 127 127 137.3 148 151.1 151.4 147.6 145.6 148 160.3 166.5 167.2 184.4 201.5 231 276.7 268.5 268.1 241 253.7 333 399.6 375 413 433 396 361 295 247 269 211 148 167 Tri Cities Scrap Pricing - #1 Bundles 6-20 6-27 7-5 7-11 Nickel 802 765 713 720 Scrap: Last 4 weeks 6-20 6-27 7-5 7-11 Scrap 148 148 148 167 1/3/2003 1/10/2003 1/17/2003 1/24/2003 1/31/2003 2/7/2003 2/14/2003 2/21/2003 2/28/2003 3/7/2003 3/14/2003 3/21/2003 3/28/2003 4/4/2003 4/11/2003 4/18/2003 4/25/2003 5/2/2003 5/9/2003 5/16/2003 5/23/2003 5/30/2003 6/6/2003 6/13/2003 6/20/2003 6/27/2003 7/4/2003 7/11/2003 7/18/2003 7/25/2003 8/1/2003 8/8/2003 8/15/2003 8/22/2003 8/29/2003 9/5/2003 9/12/2003 9/19/2003 9/26/2003 10/3/2003 10/10/2003 10/17/2003 10/24/2003 10/31/2003 11/7/2003 11/14/2003 11/21/2003 11/26/2003 12/5/2003 12/12/2003 12/19/2003 1/2/2004 1/9/2004 1/16/2004 1/23/2004 1/30/2004 2/6/2004 2/13/2004 2/20/2004 2/27/2004 3/5/2004 3/12/2004 3/19/2004 3/26/2004 4/2/2004 4/9/2004 4/16/2004 4/23/2004 4/30/2004 5/7/2004 5/14/2004 5/21/2004 5/28/2004 6/4/2004 6/11/2004 6/18/2004 6/25/2004 7/2/2004 7/9/2004 7/16/2004 7/23/2004 7/30/2004 8/6/2004 8/13/2004 8/20/2004 8/27/2004 9/3/2004 9/10/2004 9/17/2004 9/24/2004 10/1/2004 10/8/2004 10/15/2004 10/22/2004 10/31/2004 11/5/2004 11/12/2004 11/19/2004 11/26/2004 East 65.7 65.4 66 68.1 69 68.9 69.3 68.8 70.4 69 68.4 67.5 66.5 65.2 64.7 65.7 65.7 65.9 66.8 68 68.417 68.5575 69.015 66.626 67.218 66.5375 66.28 68.274 67.87 67.883 69.913 69.055 67.655 67.978 67.3 67 66.2 67 67.7 67.2 69.9 71.2 71.3 71.9 72.2 72.6 72.1 72.545 74.03 73.963 74.5388 75.98 76.361 76.841 77.28 78.143 79.369 81.0044 83.39666667 82.5075 82.574 81.40166667 81.991 81.256 83.685 85.44 86.864 86.578 82.94 82.1 79.13666667 80.144 81.98 82.72 81.55 82.87 84.91 84.65 84.76 85.69 83.75 83.06 83.57 83.48 83.15 83.98 83.85 81.83 83.78 88.09 89.37 91.4 90.26 87.2 88.6 88.25 87.5 88.4 87.92 6-20 6-27 7-5 7-11 Moly 42 42 40.9 39.8 Scrap (2001 to present) Nickel (2003 to present) Nickel: Last 4 weeks Moly: Last 4 weeks Ferromolybdenum (2003 to present) Source: American Metal Markets Aluminum: Last 4 weeks 6-20 6-27 7-5 7-11 Moly 82.6 81.45 81 82 Aluminum (2003 to present)

Steel Impact and Revised Outlook Adverse profit impact of $27 million more in Q2-05 than in Q2-04 Six-month adverse impact of $59 million over 2004 Full year impact now estimated at $125 million over base prices at the beginning of 2004 Uncertainty persists (c) Dana Corporation. Dated July 20, 2005. Slide contains forward-looking information. Actual results may differ materially. See cautionary statement on Slide 1. 15 Note: Steel impact amounts are after tax, net of customer recoveries, for continuing operations

Q2 2005 vs. Q2 2004 Performance ($ Millions) ASG HVTSG * Net of Customer Recoveries (c) Dana Corporation. Dated July 20, 2005.

Q2 2005 vs. Q1 2005 Performance ($ Millions) * Net of Customer Recoveries (c) Dana Corporation. Dated July 20, 2005. ASG HVTSG

N.A. Light-Vehicle Production Revised Dana estimate - 15.5 million units 60% light truck, 40% passenger car* 2005 production outlook* Q3 '05 vs Q3 '04 ............. 0.5% Q4 '05 vs Q4 '04 ............. (1.9)% 2005 vs 2004 .................. (1.8)% Six-month unit production vs. 2004 (U.S. & Canada)* Light truck (4.2)% / Passenger car (0.3)% Significant Dana content (8.5)% / Other 1.2% * Source: Ward's (c) Dana Corporation. Dated July 20, 2005.

NAFTA Commercial Vehicle Production Class 5-7 Class 8 1999 241 333 2000 215 252 2001 176 146 2002 189 181 2003 196 177 2004 240 269 2005P 256 310 2006P 266 337 Units (000s) (c) Dana Corporation. Dated July 20, 2005. Slide contains forward-looking information. Actual results may differ materially due to factors discussed on Slide 1. 23 Heavy (Class 8) + 15.2% Medium (Class 5-7) + 6.6% 2005 Projected Growth

Excluding Unusual Items As Reported Q2 2005 Income Statement With DCC on an Equity Basis* Unusual Items Taxes (c) Dana Corporation. Dated July 20, 2005. ($ Millions) *Comparable GAAP measures available at www.dana.com/investors DCC Asset Sales

Excluding Unusual Items As Reported Six-Month Income Statement With DCC on an Equity Basis* Unusual Items Taxes (c) Dana Corporation. Dated July 20, 2005. ($ Millions) *Comparable GAAP measures available at www.dana.com/investors DCC Asset Sales

2005 2004 Second Quarter 2005 2004 Six Months Income Statement With DCC on an Equity Basis* (c) Dana Corporation. Dated July 20, 2005. * Comparable GAAP measures available at www.dana.com/investors ($ Millions)

2005 2004 Second Quarter 2005 2004 Six Months Cash Flow Statement With DCC on an Equity Basis* (c) Dana Corporation. Dated July 20, 2005. *Comparable GAAP measures available at www.dana.com/investors ($ Millions)

Capital Structure With DCC on an Equity Basis* (c) Dana Corporation. Dated July 20, 2005. *Comparable GAAP measures available at www.dana.com/investors ($ Millions)

2005 2006 2007 2008 2009 2010 2011 2015 2028 2029 Domestic STD 285 Sr Notes 149.8 349.267 74.158 124.402 449.8 164.217 265.74 DCC Loan to Dana 245.7 International/Other 39.054 4.629 3.778 4.103 3.153 5.739 June 30, 2005 Debt Portfolio Excluding Debt Maturities of DCC Note: Maturities do not reflect swap valuation adjustments 570 5 352 154 80 124 450 164 266 4 (c) Dana Corporation. Dated July 20, 2005.

June 30, 2005 Liquidity Excluding DCC ($ Millions) Lines Drawn Available (c) Dana Corporation. Dated July 20, 2005. Note: Excludes committed borrowing lines related to foreign operations.

Retained 900 Capital Markets 1030 Value-Added 180 Real Estate 170 Retained 325 575 715 Capital Markets 315 Value-Added 0 180 Real Estate 0 12/01 Total Portfolio Assets - $2,200 Dana Credit Corporation Portfolio Analysis ($ Millions) Value-Added Services Retained Real Estate Capital Markets 6/05 Total Portfolio Assets - $640 (c) Dana Corporation. Dated July 20, 2005.

2005 Guidance ($ Millions, except per share data) Net Income* $196 - $219 EPS* $1.30 - $1.45 * Excluding unusual items (c) Dana Corporation. Dated July 20, 2005. Slide contains forward-looking information. Actual results may differ materially. See cautionary statement on Slide 1.

2005 Free Cash Flow Outlook With DCC on an Equity Basis ($ Millions) (c) Dana Corporation. Dated July 20, 2005. Slide contains forward-looking information. Actual results may differ materially. See cautionary statement on Slide 1.

2005 Working Capital Walk Forward With DCC on an Equity Basis ($ Millions) (c) Dana Corporation. Dated July 20, 2005. Slide contains forward-looking information. Actual results may differ materially. See cautionary statement on Slide 1.

2005 Working Capital Walk Forward With DCC on an Equity Basis ($ Millions) (c) Dana Corporation. Dated July 20, 2005. Slide contains forward-looking information. Actual results may differ materially. See cautionary statement on Slide 1.

Second Quarter in Summary Solid progress Q2 versus Q1 Sales up 6% Earnings up 53% in ASG and 48% in HVTSG New business momentum continues $215 million net new business in Q2 $1.3 billion in net new business: 2005-2007 More diverse geographically and by customer (c) Dana Corporation. Dated July 20, 2005.

Looking Ahead Strong commercial and off-highway markets Steel prices subsiding Uncertainty with North American light-vehicle production Continued strength of U.S. dollar Imperative that we continue to strengthen operational performance and reduce costs (c) Dana Corporation. Dated July 20, 2005. Slide contains forward-looking information. Actual results may differ materially. See cautionary statement on Slide 1. Execution is our top priority

Questions (c) Dana Corporation, 2005 53

Supplemental Slides (c) Dana Corporation, 2005 55

Dana's Net New Business $240 205 $445 ASG $320 $260 HVTSG 185 135 TOTAL $505 $395 2005 2006 2007 $160 180 $340 ASG $295 $205 HVTSG 175 115 TOTAL $470 $320 Q2-2005 Q1-2005 ($ Millions) Incremental Wins Since Q1 Conf. Call $ 35 $ 105 = $ 75 $215 (c) Dana Corporation. Dated July 20, 2005. Slide contains forward-looking information. Actual results may differ materially. See cautionary statement on Slide 1. 57 Note: Estimates based on Dana's review of the projected production schedules of our customers.

Automotive 1,948 1,766 10 61 72 (15) Heavy Vehicle 712 589 21 37 31 19 DCC 3 5 (40) Other (28) (24) (17) (48) (49) 2 Results from Cont. Operations 2,632 2,331 13 53 59 (10) Discontinued Ops.* 18 Unusual Items (2) 33 Consolidated 2,632 2,331 13 51 110 (54) % % $ $ $ $ Q2 2005 Segment Comparison Sales OPAT 2005 2005 2004 2004 Chg. Chg. ($ Millions) % % $ $ $ $ * Q2 sales from discontinued operations were $557 in 2004. % $ $ $ $ % (c) Dana Corporation. Dated July 20, 2005.

Automotive 3,795 3,523 8 101 143 (29) Heavy Vehicle 1,383 1,163 19 62 55 13 DCC 9 12 (25) Other (58) (44) (32) (101) (101) Results from Cont. Operations 5,120 4,642 10 71 109 (35) Discontinued Ops.* 31 Unusual Items (2) 35 Consolidated 5,120 4,642 10 69 175 (61) % % $ $ $ $ Six-Month 2005 Segment Comparison Sales OPAT 2005 2005 2004 2004 Chg. Chg. ($ Millions) % % $ $ $ $ * First-half sales from discontinued operations were $1,067 in 2004. % $ $ $ $ % (c) Dana Corporation. Dated July 20, 2005.

2005 2004 Second Quarter 2005 2004 Six Months Cash Flow Statement With DCC on an Equity Basis * (c) Dana Corporation. Dated July 20, 2005. *Comparable GAAP measures available at www.dana.com/investors (Millions)

Dana With DCC On Equity Basis Cash Flow Statement Reconciliation for Three Months Ended June 30, 2005 (c) Dana Corporation. Dated July 20, 2005. ($ Millions) DCC Eliminations Dana With DCC Consolidated

Cash Flow Statement Reconciliation for Six Months Ended June 30, 2005 (c) Dana Corporation. Dated July 20, 2005. ($ Millions) Dana With DCC On Equity Basis DCC Eliminations Dana With DCC Consolidated

Cash Flow Statement Reconciliation for Three Months Ended June 30, 2004 (c) Dana Corporation. Dated July 20, 2005. ($ Millions) Dana With DCC On Equity Basis DCC Eliminations Dana With DCC Consolidated

Cash Flow Statement Reconciliation for Six Months Ended June 30, 2004 (c) Dana Corporation. Dated July 20, 2005. ($ Millions) Dana With DCC On Equity Basis DCC Eliminations Dana With DCC Consolidated

Capital Structure Reconciliation as of December 31, 2004 (c) Dana Corporation. Dated July 20, 2005.

Capital Structure Reconciliation as of June 30, 2005 (c) Dana Corporation. Dated July 20, 2005.

www.dana.com (c) Dana Corporation, 2005 77